Alpha Hedged Strategies Fund

a series of AIP Alternative Strategies Funds

August 1, 2005

Supplement to the Prospectus
dated November 15, 2004

(Replacing Supplements dated March 18, 2005 and April 1, 2005)

Addition of Sub-Adviser

Effective March 10, 2005, the Board of Trustees has appointed Gabelli Asset Management Company (“Gabelli”), as sub-adviser to the Alpha Hedged Strategies Fund (the “Fund”) to manage a portion of the Fund’s assets. The appointment of Gabelli does not require shareholder approval under the terms of the exemptive order issued to the Fund by the SEC. The exemptive order permits the Adviser to hire new sub-advisers subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Effective April 1, 2005, the Board of Trustees has appointed G2 Capital Management (“G2”), as sub-adviser to the Alpha Hedged Strategies Fund (the “Fund”) to manage a portion of the Fund’s assets. The appointment of G2 does not require shareholder approval under the terms of the exemptive order issued to the Fund by the SEC. The exemptive order permits the Adviser to hire new sub-advisers subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Effective July 20, 2005, the Board of Trustees has appointed Alpha Equity Management LLC (“Alpha Equity”), as sub-adviser to the Alpha Hedged Strategies Fund (the “Fund”) to manage a portion of the Fund’s assets. The appointment of Alpha Equity does not require shareholder approval under the terms of the exemptive order issued to the Fund by the SEC. The exemptive order permits the Adviser to hire new sub-advisers subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Therefore, the section of the Prospectus on pages 20-22 describing the sub-advisers to the Fund is hereby amended to add the following:

Gabelli Asset Management Company:

The Adviser has entered into a sub-advisory agreement with Gabelli Asset Management Company (“Gabelli”), to manage a portion of the Fund’s assets. Gabelli is located at Gabelli Asset Management Company, One Corporate Center, Rye, NY 10580, and is a registered investment adviser. Gabelli provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pension and profit sharing plans, pooled investment vehicles, other corporate entities, and state and municipal governments. As of June 30, 2005, Gabelli managed approximately $28 billion in assets.

G2 Capital Management, LLC:

The Adviser has entered into a sub-advisory agreement with G2 Capital Management, LLC (“G2”), to manage a portion of the Fund’s assets. G2 is located at G2 Capital Management, LLC, 7777 Girard Avenue Suite 200, La Jolla, CA 92037, and is a registered investment adviser. G2 provides investment advice and portfolio management services for high net worth individuals, family offices, and institutional fund of funds. As of June 30, 2005, G2 managed approximately $20 million in assets.

Alpha Equity Management LLC:

The Adviser has entered into a sub-advisory agreement with Alpha Equity Management LLC (“Alpha Equity”), to manage a portion of the Fund’s assets. Alpha Equity is located at Alpha Equity Management LLC, 19A Ensign Drive, Avon, CT 06001, and is a registered investment adviser. Alpha Equity provides investment advice and portfolio management services for high net worth and institutional investors. As of June 30, 2005, Alpha Equity managed approximately $31 million in assets.

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The following paragraphs supplement the section titled “Redemption Fees” on pages 32and 33 of the prospectus.

Redemption Fees

For these reasons, the Fund assesses a 2.00% redemption fee on the redemption of the Fund’s shares held for less than 90 days. Redemption fees will be paid to the Fund to help offset transaction costs. The Fund reserves the right to waive the redemption fee, subject to its sole discretion in instances it deems not to be disadvantageous to the Fund.

The Fund will use the first-in, first-out (‘‘FIFO’’) method to determine the 90-day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 90 days, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a 90-day period from the date of purchase.

The redemption fee will not be charged on transactions involving the following:

1.	redemption of shares purchased through reinvested dividends or distributions;

2.	redemption made under the Fund’s Systematic Withdrawal Plan, as these transactions are typically de minimis;

3.
redemptions made by participants in employer-sponsored retirement plans that are held at the Fund in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans);

4.
certain accounts under investment programs administered by financial intermediaries that represent to the Fund at the time of purchase that the shares are being purchased for an asset allocation program and that all short term trading will be limited to periodic rebalancing of the program;

5.	redemption of shares through court mandate;

6.
redemption of accounts held under trust agreements at a trust institution held at the Fund in an omnibus account, however, the redemption fee will be assessed at the omnibus account level if the omnibus account is held at the Fund for less than 90 days; and

7.
accounts of the Adviser or its affiliates used to capitalize the Fund as such; accounts will be used specifically to control the volatility of shareholder subscriptions and redemption to avoid adverse effects to the Fund.

The following paragraph supplements the section titled “Performance” on page 9 of the prospectus.

Average Annual Total Returns
Year Ended December 31, 2003
	One Year	Since Inception
		(September 23, 2002)
Alpha Hedged Strategies Fund
Return Before Taxes	3.21%	0.82%
Return After Taxes on Distributions (1)	3.20%	0.81%
Return After Taxes on Distributions and Sale of Fund Shares (1)	2.09%	0.69%
S&P 500 Index	28.70%	26.38%
90-day t-bill	1.03%	1.12%
HFRI Conservative Fund of Funds Index	9.01%	9.00%

Please retain this Supplement with your
Prospectus for future reference.

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Alpha Hedged Strategies Fund

a series of AIP Alternative Strategies Funds

August 1, 2005

Supplement to the Statement of Additional Information
dated November 15, 2004

(Replacing Supplement dated April 1, 2005)

Addition of Sub-Adviser

Effective March 10, 2005, the Board of Trustees has appointed Gabelli Asset Management Company (“Gabelli”), as sub-adviser to the Alpha Hedged Strategies Fund (the “Fund”) to manage a portion of the Fund’s assets. The appointment of Gabelli does not require shareholder approval under the terms of the exemptive order issued to the Fund by the SEC. The exemptive order permits the Adviser to hire new sub-advisers subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Effective April 1, 2005, the Board of Trustees has appointed G2 Capital Management (“G2”), as sub-adviser to the Alpha Hedged Strategies Fund (the “Fund”) to manage a portion of the Fund’s assets. The appointment of G2 does not require shareholder approval under the terms of the exemptive order issued to the Fund by the SEC. The exemptive order permits the Adviser to hire new sub-advisers subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Effective July 20, 2005, the Board of Trustees has appointed Alpha Equity Management LLC (“Alpha Equity”), as sub-adviser to the Alpha Hedged Strategies Fund (the “Fund”) to manage a portion of the Fund’s assets. The appointment of Alpha Equity does not require shareholder approval under the terms of the exemptive order issued to the Fund by the SEC. The exemptive order permits the Adviser to hire new sub-advisers subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Therefore, the section entitled “Sub-Advisers” in the Statement of Additional Information (“SAI”) on page 23 is hereby amended to add the following:

Gabelli Asset Management Company

The Adviser has entered into a sub-advisory agreement with Gabelli Asset Management Company (“Gabelli”), to manage a portion of the Fund’s assets. Gabelli is located at Gabelli Asset Management Company, One Corporate Center, Rye, NY 10580, and is a registered investment adviser. Gabelli provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pension and profit sharing plans, pooled investment vehicles, other corporate entities, and state and municipal governments. As of June 30, 2005, Gabelli managed approximately $28 billion in assets.

G2 Capital Management, LLC

The Adviser has entered into a sub-advisory agreement with G2 Capital Management, LLC (“G2”), to manage a portion of the Fund’s assets. G2 is located at G2 Capital Management, LLC, 7777 Girard Avenue Suite 200, La Jolla, CA 92037, and is a registered investment adviser. G2 provides investment advice and portfolio management services for high net worth individuals, family offices, and institutional fund of funds. As of June 30, 2005, G2 managed approximately $20 million in assets.

Alpha Equity Management LLC:

The Adviser has entered into a sub-advisory agreement with Alpha Equity Management LLC (“Alpha Equity”), to manage a portion of the Fund’s assets. Alpha Equity is located at Alpha Equity Management LLC, 19A Ensign Drive, Avon, CT 06001, and is a registered investment adviser. Alpha Equity provides investment advice and portfolio management services for high net worth and institutional investors. As of June 30, 2005, Alpha Equity managed approximately $31 million in assets.

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Additionally, the section entitled “Approval of Advisory Agreement and the Sub-Advisers Agreements” is hereby replaced in its entirety with the following:

At the organizational meeting of the Board of Trustees held July 30, 2002, the Trustees considered and approved the Advisory Agreement between the Adviser and the Trust on behalf of the Fund. On August 2, 2004, the Board of Trustees approved the Advisory Agreement, which was subsequently approved by the shareholders on September 27, 2004. The Trustees of the Fund approved the Advisory Agreement after concluding that: (1) while the fees paid to the Adviser were higher than fees typically paid by other mutual funds, the fee was comparable to other hybrid investment products including several open-end mutual funds currently in existence, considering the level of services to be provided, the research intensive investing strategies that will be utilized and the specialized skill required, the level of resources available to the Adviser and each Sub-Adviser to implement the strategies, and that each Sub-Adviser would receive a significant portion of the Adviser’s fee; (2) that the Adviser has a long standing relationship with the Research Consultant and the Administrator to the Fund; and (3) the fact that the Adviser has capped its fee at 2.50% of the net assets while other similar investment companies generally have not capped their fees.

Furthermore, the Trustees specifically approved each Sub-Advisory Agreement (except with respect to Gabelli, G2 and Alpha Equity) after considering: (a) the nature and quality of the services provided by each Sub-Adviser to their allocated percentage of Fund assets; (b) the appropriateness of the fees paid by the Adviser to each Sub-Adviser; (c) the nature of the Fund’s investments; (d) the Adviser’s performance in selecting and monitoring the Sub-Advisers; and (e) the fact that that Adviser and the Trust had applied for and/or received an exemptive order that allows the Adviser and the Trust to change Sub-Advisers without shareholder approval, among other things.

With respect to the Sub-Advisory Agreement with Gabelli, G2 and Alpha Equity, the Trustees, including a majority of the disinterested Trustees, specifically approved the Sub-Advisory Agreement after considering a number of factors, including: (1) the expected nature, quality and scope of the sub-advisory services and personnel provided to the Fund by Gabelli, G2 and Alpha Equity, (2) the annual rate of the sub-advisory fees payable to Gabelli, G2 and Alpha Equity and a comparison of the fees paid by the Fund to other sub-advisers, (3) any other benefits to be received by Gabelli, G2 and Alpha Equity and its respective affiliates, (4) Gabelli, G2 and Alpha Equity’s costs in providing the sub-advisory services, (5) possible alternatives to the sub-advisory arrangement with Gabelli, G2 and Alpha Equity, (7) the policies and practices of Gabelli, G2 and Alpha Equity with respect to future portfolio transactions for the portion of the Fund's assets to be managed by Gabelli, G2 and Alpha Equity, and (8) the reputation and investment management expertise and experience of Gabelli, G2 and Alpha Equity. The Board also noted that (a) Gabelli and has a reputation in the investment management industry of providing quality investment services for mutual funds, including its own proprietary funds and (b) that the proposed nature of Gabelli's, G2’s and Alpha Equity’s investments was acceptable

Please retain this Supplement with your
SAI for future reference.

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